UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 22, 2013

SoundBite Communications, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33790	04-3520763
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

22 Crosby Drive Bedford, Massachusetts	01730
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (781) 897-2500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On May 22, 2013, we held our 2013 Annual Meeting of Stockholders and presented the following proposals to our stockholders:

1.	election of two Class III directors to hold office until the 2016 Annual Meeting of Stockholders;

2.	ratification of the selection of Deloitte & Touche LLP as our independent registered public accounting firm for the year ending December 31, 2013;

3.	approval, on an advisory basis, of the compensation of our “named executive officers”; and

4.	approval, on an advisory basis, of the frequency of future advisory votes on executive compensation.

Proxies for the annual meeting were solicited by the board of directors pursuant to Section 14(a) of the Securities Exchange Act, and there were no solicitations in opposition to the board’s solicitation. There were 16,507,039 shares of common stock entitled to vote at the annual meeting, and a total of 14,211,773 shares of common stock were represented at the annual meeting in person or by proxy.

At the annual meeting, our stockholders voted on the following:

1.	Election of Two Class III Directors

Each of William Geary and Jill Smith was elected as a Class III director, to serve until the 2016 Annual Meeting of Stockholders and until his or her successor is elected and has qualified, or until his or her earlier death, resignation or removal. The numbers of votes cast for and withheld from, and the numbers of broker non-votes regarding, the director nominees are set forth below:

	Number of Votes
Nominee	For	Withheld	Broker Non-Votes
William J. Geary	10,760,673	20,700	3,430,400
Jill D. Smith	10,771,273	10,100	3,430,400

2.	Ratification of Deloitte & Touche LLP

The selection of Deloitte & Touche LLP as our independent registered public accounting firm for fiscal year 2013 was ratified. The numbers of votes cast for and against the selection of Deloitte & Touche LLP are set forth below:

Number of Votes
For	Against
14,211,773	0

There were no abstentions.

3.	Approval, on an Advisory Basis, of the Compensation of “Named Executive Officers”

The compensation of our “named executive officers,” as disclosed in the section entitled “Executive Compensation” in the proxy statement for the annual meeting, was approved on an advisory basis. The numbers of votes cast for and against, and the numbers of abstentions and broker non-votes regarding, approval of such executive compensation are set forth below:

Number of Votes
For	Against	Abstain	Broker Non-Votes
10,354,314	413,350	13,709	3,430,400

4.	Approval, on an Advisory Basis, of the Frequency of Future Advisory Votes on Executive Compensation

The holding of annual future advisory votes on executive compensation was approved on an advisory basis. The numbers of votes cast for holding advisory votes annually, biennially and triennially, and the numbers of abstentions and broker non-votes regarding, approval of the frequency of future advisory votes on executive compensation are set forth below:

Number of Votes
1 year	2 years	3 years	Abstain	Broker Non-Votes
10,552,352	83,737	142,884	2,400	3,430,400

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized as of May 22, 2013.

SOUNDBITE COMMUNICATIONS, INC.

By:	/s/ Robert C. Leahy
Robert C. Leahy Chief Operating Officer and Chief Financial Officer

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